Exhibit 99.1

Alkami Announces First Quarter 2023 Financial Results

PLANO, Texas, May 3, 2023 (GLOBE NEWSWIRE) -- Alkami Technology, Inc. (Nasdaq: ALKT) (“Alkami”), a leading cloud-based digital banking solutions provider for financial institutions in the U.S., today announced results for its first quarter ending March 31, 2023.

First Quarter 2023 Financial Highlights
•GAAP total revenue of $60 million, an increase of 34% compared to the year-ago quarter;
•GAAP gross margin of 54%, compared to 55% in the year-ago quarter;
•Non-GAAP gross margin of 58%, compared to 58% in the year-ago quarter;
•GAAP net loss of $(17) million, compared to $(13) million in the year-ago quarter; and
•Adjusted EBITDA loss of $(3) million, compared to $(4) million in the year-ago quarter.

Comments on the News
Alex Shootman, Chief Executive Officer, said, “In the first quarter, we continued to experience healthy demand for our solutions. We closed an additional six new logos, renewed three clients and delivered another significant quarter of add-on sales. Our existing clients and prospective clients seek to leverage technology and innovation to attract, retain and grow customer relationships as they advance their digital transformation journeys.”

Shootman added, “Our recent client conference, Alkami Co:lab, was the most attended client conference in our history, demonstrating marketplace demand for the Alkami digital banking platform. I remain confident that Alkami has the right strategy and platform, matched with the best people and most successful financial institutions in the industry.”

Bryan Hill, Chief Financial Officer, said, “We celebrated an important milestone in the first quarter, crossing the 15 million digital banking users mark and exiting the quarter with 15.1 million digital banking users on the Alkami platform, 18% higher from the year-ago quarter. In addition, add-on sales represented more than 50% of new sales during the quarter, and there are now 42 new logos and significant add-on sales orders in implementation, representing a total of $47.1 million in Annual Recurring Revenue. We exited the quarter with Annual Recurring Revenue of $240 million, up 36% compared to the year-ago quarter. And our revenue per user continued to increase, ending the quarter at $15.88.”

2023 Financial Outlook
Alkami’s financial outlook is based on current expectations. The following statements are forward-looking, and actual results could differ materially depending on market conditions and the factors set forth under “Cautionary Statement Regarding Forward-Looking Statements.”

Alkami is providing guidance for its second quarter ending June 30, 2023 of:
•GAAP total revenue in the range of $62.5 million to $63.5 million;
•Adjusted EBITDA loss in the range of ($4.5) million to ($3.5) million.

Alkami is providing guidance for its calendar year ending December 31, 2023 of:
•GAAP total revenue in the range of $257 million to $261 million;
•Adjusted EBITDA loss in the range of ($6) million to ($3) million.

Conference Call Information
The Company will host a conference call at 5:00 p.m. ET today to discuss its financial results with investors. A live webcast of the event will be available on the Alkami investor relations website at investors.alkami.com. In addition, a live dial-in will be available domestically at 1-877-870-4263 and internationally at 1-412-317-0790, using passcode 10177344. A replay will be available in the Investor Relations section of the Alkami website.

About Alkami
Alkami Technology, Inc. is a leading cloud-based digital banking solutions provider for financial institutions in the United States that enables clients to grow confidently, adapt quickly and build thriving digital communities. Alkami helps clients transform through retail and business banking, digital account opening and digital loan origination, payment security, and data analytics and marketing solutions. To learn more, visit http://www.alkami.com/.

Cautionary Statement Regarding Forward-Looking Statements
This press release contains “forward-looking” statements relating to Alkami Technology, Inc.’s strategy, goals, future focus areas, and expected, possible or assumed future results, including its future cash flows and its financial outlook. These forward-looking statements are based on management's beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as “expects,” “believes,” “plans,” or similar expressions and the negatives of those terms. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements, expressed or implied by the forward-looking statements. Factors that may materially affect such forward-looking statements include: Our limited operating history and history of operating losses; our ability to manage future growth; our ability to attract new clients and retain and expand existing clients’ use of our solutions; the unpredictable and time-consuming nature of our sales cycles; our ability to maintain, protect and enhance our brand; our ability to accurately predict the long-term rate of client subscription renewals or adoption of our solutions; our reliance on third-party software, content and services; our ability to effectively integrate our solutions with other systems used by our clients; intense competition in our industry; any downturn, consolidation or decrease in technology spend in the financial services industry, including as a result of recent closures of certain financial institutions and liquidity concerns at other financial institutions; our ability and the ability of third parties on which we rely to prevent and identify breaches of security measures (including cybersecurity) and resulting disruptions of our systems or operations and unauthorized access to client customer and other data; our ability to successfully integrate acquired companies or businesses; our ability to comply with regulatory and legal requirements and developments; our ability to attract and retain key employees; the political, economic and competitive conditions in the markets and jurisdictions where we operate; our ability to maintain, develop and protect our intellectual property; our ability to respond to evolving technological requirements to develop or acquire new and enhanced products that achieve market acceptance in a timely manner; our ability to estimate our expenses, future revenues, capital requirements, our needs for additional financing and our ability to obtain additional capital and other factors described in the Company’s filings with the Securities and Exchange Commission. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Explanation of Non-GAAP Financial Measures and Key Business Metrics
The company reports its financial results in accordance with accounting principles generally accepted in the United States of America, or GAAP. However, the company believes that, in order to properly understand its short-term and long-term financial, operational and strategic trends, it may be helpful for investors to exclude certain non-cash or non-recurring items when used as a supplement to financial performance measures in accordance with GAAP. These items result from facts and circumstances that vary in both frequency and impact on continuing operations. The company also uses results of operations excluding such items to evaluate the operating performance of Alkami and compare it against prior periods, make operating decisions, determine executive compensation, and serve as a basis for long-term strategic planning. These non-GAAP financial measures provide the company with additional means to understand and evaluate the operating results and trends in its ongoing business by eliminating certain non-cash expenses and other items that Alkami believes might otherwise make comparisons of its ongoing business with prior periods more difficult, obscure trends in ongoing operations, reduce management’s ability to make useful forecasts, or obscure the ability to evaluate the effectiveness of certain business strategies and management incentive structures. In addition, the company also believes that investors and financial analysts find this information to be helpful in analyzing the company’s financial and operational performance and comparing this performance to the company’s peers and competitors.

The company defines “Non-GAAP Cost of Revenues” as cost of revenues, excluding (1) amortization and (2) stock-based compensation expense. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s ability to generate income from ongoing business operations.

The company defines “Non-GAAP Gross Margin” as gross profit, plus (1) amortization and (2) stock-based compensation expense, all divided by revenue. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s ability to generate income from ongoing business operations.

The company defines “Non-GAAP Research and Development Expense” as research and development expense, excluding stock-based compensation expense. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s ongoing expenditures related to product innovation.

The company defines “Non-GAAP Sales and Marketing Expense” as sales and marketing expense, excluding stock-based compensation expense. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s ongoing expenditures related to its sales and marketing strategies.

The company defines “Non-GAAP General and Administrative Expense” as general and administrative expense, excluding stock-based compensation expense. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s underlying expense structure to support corporate activities and processes.

The company defines “Non-GAAP Net Loss” as net loss, plus (1) provision for income taxes (2) loss on financial instruments, (3) amortization, (4) stock-based compensation expense, and (5) acquisition-related expenses, net. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s ability to generate income from ongoing business operations.

The company defines “Adjusted EBITDA” as net loss plus (1) provision for income taxes, (2) loss on financial instruments, (3) interest expense, net, (4) depreciation and amortization (5) stock-based compensation expense, and (6) acquisition-related expenses, net. The company believes adjusted EBITDA provides investors and other users of our financial information consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations.

In addition, the Company also uses the following important operating metrics to evaluate its business:

The company defines “Annual Recurring Revenue (ARR)” by aggregating annualized recurring revenue related to SaaS subscription services recognized in the last month of the reporting period as well as the next 12 months of expected implementation services revenues for all clients on the platform in the last month of the reporting period. We believe ARR provides important information about our future revenue potential, our ability to acquire new clients, and our ability to maintain and expand our relationship with existing clients.

The company defines “Registered Users” as an individual or business related to an account holder of an FI client on our digital banking platform who has registered to use one or more of our solutions and has current access to use those solutions as of the last day of the reporting period presented. We price our digital banking platform based on the number of registered users, so as the number of registered users of our digital banking platform increases, our ARR grows. We believe growth in the number of registered users provides important information about our ability to expand market adoption of our digital banking platform and its associated software products, and therefore to grow revenues over time.

The company defines “Revenue per Registered User (RPU)” by dividing ARR for the reporting period by the number of registered users as of the last day of the reporting period. We believe RPU provides important information about our ability to grow the number of software products adopted by new clients over time, as well as our ability to expand the number of software products that our existing clients add to their contracts with us over time.

The company does not provide a reconciliation of our adjusted EBITDA outlook to GAAP net loss because certain significant information required for such reconciliation is not available without unreasonable efforts, including provision for income taxes, loss on financial instruments, stock-based compensation expense, and acquisition-related expenses, net, all of which may be significant.

ALKAMI TECHNOLOGY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share data)
(UNAUDITED)
	March 31,	December 31,
	2023	2022
Assets
Current assets
Cash and cash equivalents	$114,287	$108,720
Marketable securities	71,108	87,635
Accounts receivable, net	28,429	26,246
Deferred implementation costs, current	8,438	7,855
Prepaid expenses and other current assets	14,238	11,709
Total current assets	236,500	242,165
Property and equipment, net	14,214	13,561
Right of use assets	14,108	14,670
Deferred implementation costs, net of current portion	25,060	24,783
Intangibles, net	40,897	42,593
Goodwill	148,050	148,017
Other assets	3,235	3,096
Total assets	$482,064	$488,885
Liabilities and Stockholders' Equity
Current liabilities
Current portion of long-term debt	$4,250	$3,188
Accounts payable	3,163	4,291
Accrued liabilities	21,720	21,643
Deferred revenues, current portion	9,850	8,835
Lease liabilities, current portion	3,118	3,657
Total current liabilities	42,101	41,614
Long-term debt, net	80,375	81,392
Deferred revenues, net of current portion	13,712	13,904
Deferred income taxes	1,791	1,712
Lease liabilities, net of current portion	15,608	15,817
Other non-current liabilities	350	400
Total liabilities	153,937	154,839
Stockholders’ Equity
Preferred stock, $0.001 par value, 10,000,000 shares authorized and 0 shares issued and outstanding as of March 31, 2023 and December 31, 2022	—	—
Common stock, $0.001 par value, 500,000,000 shares authorized; and 92,864,741 and 92,112,749 shares issued and outstanding as of March 31, 2023 and December 31, 2022, respectively	93	92
Additional paid-in capital	717,450	706,407
Accumulated deficit	(389,416)	(372,453)
Total stockholders’ equity	328,127	334,046
Total liabilities and stockholders' equity	$482,064	$488,885

ALKAMI TECHNOLOGY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share data)
(UNAUDITED)
	Three months ended March 31,
	2023	2022
Revenues	$59,996	$44,790
Cost of revenues(1)	27,858	19,980
Gross profit	32,138	24,810
Operating expenses:
Research and development	20,549	14,156
Sales and marketing	10,878	7,898
General and administrative	17,111	17,046
Acquisition-related expenses, net	186	(1,378)
Amortization of acquired intangibles	360	94
Total operating expenses	49,084	37,816
Loss from operations	(16,946)	(13,006)
Non-operating income (expense):
Interest income	1,726	108
Interest expense	(1,757)	(288)
Gain (loss) on financial instruments	210	(133)
Loss before income taxes	(16,767)	(13,319)
Provision for income taxes	196	87
Net loss	(16,963)	(13,406)
Net loss per share attributable to common stockholders:
Basic and diluted	$(0.18)	$(0.15)
Weighted-average number of shares of common stock outstanding:
Basic and diluted	92,397,341	90,208,871

(1) Includes amortization of acquired technology of $1.3 million and $0.3 million for the three months ended March 31, 2023 and 2022, respectively.

ALKAMI TECHNOLOGY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(UNAUDITED)
	Three months ended March 31,
	2023	2022
Cash flows from operating activities:
Net loss	$(16,963)	$(13,406)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization expense	2,586	1,018
Accrued interest on marketable securities, net	(398)	(42)
Stock-based compensation expense	11,440	9,920
Amortization of debt issuance costs	45	10
Gain on revaluation of contingent consideration	—	(2,700)
(Gain) loss on financial instruments	(210)	133
Deferred taxes	47	34
Changes in operating assets and liabilities:
Accounts receivable	(2,183)	(2,915)
Prepaid expenses and other current assets	(2,654)	(172)
Accounts payable and accrued liabilities	(1,290)	628
Deferred implementation costs	(859)	(469)
Deferred revenues	824	(384)
Net cash used in operating activities	(9,615)	(8,345)
Cash flows from investing activities:
Purchase of marketable securities	(20,987)	(112,079)
Proceeds from maturities and redemptions of marketable securities	38,122	—
Purchases of property and equipment	(229)	(282)
Capitalized software development costs	(1,141)	(1,206)
Net cash provided by (used in) investing activities	15,765	(113,567)
Cash flows from financing activities:
Principal payments on debt	—	(313)
Payments for taxes related to net settlement of equity awards	(1,984)	—
Proceeds from stock option exercises	1,416	936
Net cash (used in) provided by financing activities	(568)	623
Net increase (decrease) in cash and cash equivalents and restricted cash	5,582	(121,289)
Cash and cash equivalents and restricted cash, beginning of period	112,337	312,954
Cash and cash equivalents and restricted cash, end of period	$117,919	$191,665

ALKAMI TECHNOLOGY, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(In thousands, except per share data)
(UNAUDITED)
	Three Months Ended
	March 31,
	2023	2022
GAAP total revenues	$59,996	$44,790

	March 31,
	2023	2022
Annual Recurring Revenue (ARR)	$240,050	$176,897
Registered Users	15,119	12,819
Revenue per Registered User (RPU)	$15.88	$13.80

Non-GAAP Cost of Revenues
Set forth below is a presentation of the company’s “Non-GAAP Cost of Revenues.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended
	March 31,
	2023	2022
GAAP cost of revenues	$27,858	$19,980
Amortization	(1,599)	(308)
Stock-based compensation expense	(1,146)	(978)
Non-GAAP cost of revenues	$25,113	$18,694

Non-GAAP Gross Margin
Set forth below is a presentation of the company’s “Non-GAAP Gross Margin.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended
	March 31,
	2023	2022
GAAP gross margin	53.6%	55.4%
Amortization	2.6%	0.7%
Stock-based compensation expense	1.9%	2.2%
Non-GAAP gross margin	58.1%	58.3%

Non-GAAP Research and Development Expense
Set forth below is a presentation of the company’s “Non-GAAP Research and Development Expense.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended
	March 31,
	2023	2022
GAAP research and development expense	$20,549	$14,156
Stock-based compensation expense	(3,775)	(1,884)
Non-GAAP research and development expense	$16,774	$12,272

Non-GAAP Sales and Marketing Expense
Set forth below is a presentation of the company’s “Non-GAAP Sales and Marketing Expense.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended
	March 31,
	2023	2022
GAAP sales and marketing expense	$10,878	$7,898
Stock-based compensation expense	(1,590)	(750)
Non-GAAP sales and marketing expense	$9,288	$7,148

Non-GAAP General and Administrative Expense
Set forth below is a presentation of the company’s “Non-GAAP General and Administrative Expense.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended
	March 31,
	2023	2022
GAAP general and administrative expense	$17,111	$17,046
Stock-based compensation expense	(4,733)	(6,162)
Non-GAAP general and administrative expense	$12,378	$10,884

Non-GAAP Net Loss
Set forth below is a presentation of the company’s “Non-GAAP Net Loss.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended
	March 31,
	2023	2022
GAAP net loss	$(16,963)	$(13,406)
Provision for income taxes	196	87
(Gain) loss on financial instruments	(210)	133
Amortization	1,959	402
Stock-based compensation expense	11,244	9,774
Acquisition-related expenses, net(1)	186	(1,378)
Non-GAAP net loss	$(3,588)	$(4,388)

(1) Acquisition-related expenses, net, for the three months ended March 31, 2023 include expenses associated with the acquisition of Segmint, primarily related to legal, consulting, and professional fees. Acquisition-related expenses, net, for the three months ended March 31, 2022 includes the accrual of deferred compensation due to the former owner of ACH Alert, in addition to expenses associated with the acquisition of MK, primarily related to legal, consulting, and professional fees. These expenses were offset by the $2.7 million gain on contingent consideration related to the purchase of MK.

Adjusted EBITDA
Set forth below is a presentation of the company’s “Adjusted EBITDA.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended
	March 31,
	2023	2022
GAAP net loss	$(16,963)	$(13,406)
Provision for income taxes	196	87
(Gain) loss on financial instruments	(210)	133
Interest expense, net	31	180
Depreciation and amortization	2,586	1,018
Stock-based compensation expense	11,244	9,774
Acquisition-related expenses, net	186	(1,378)
Adjusted EBITDA	$(2,930)	$(3,592)

(1) Acquisition-related expenses, net, for the three months ended March 31, 2023 include expenses associated with the acquisition of Segmint, primarily related to legal, consulting, and professional fees. Acquisition-related expenses, net, for the three months ended March 31, 2022 includes the accrual of deferred compensation due to the former owner of ACH Alert, in addition to expenses associated with the acquisition of MK, primarily related to legal, consulting, and professional fees. These expenses were offset by the $2.7 million gain on contingent consideration related to the purchase of MK.

Investor Relations Contact
Steve Calk
ir@alkami.com

Media Relations Contacts
Marla Pieton
marla.pieton@alkami.com

Katie Schimmel
katie@outlookmarketingsrv.com